NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Small Cap Growth Fund

Supplement Dated September 18, 2008 to the Prospectus Dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

     At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 18, 2008, the Board approved the addition of OppenheimerFunds, Inc. (“Oppenheimer”) as a new subadviser to manage a portion of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”). Currently, the Fund consists of two sleeves, or portions, managed by different subadvisers. Upon commencement of Oppenheimer’s activities as a subadviser, currently anticipated to occur October 1, 2008, the following amendments are made to the Prospectus:

1. In the “NVIT Multi-Manager Small Cap Growth Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the second paragraph is deleted and replaced with the following:

The Fund consists of three sleeves, or portions, managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Oberweis Asset Management, Inc., OppenheimerFunds, Inc. and Waddell & Reed Investment Management Company as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. NFA allocates assets to subadvisers in an effort to increase diversification among securities and investment styles and thereby seeks to increase the potential for investment return and, at the same time, reduce risk and volatility.

2. In the “NVIT Multi-Manager Small Cap Growth Fund Summary and Performance” section, under the “Principal Strategies” heading on page 3, the following paragraph is added:

OPPENHEIMERFUNDS, INC. (“Oppenheimer”) – looks for companies with high growth potential using fundamental analysis of a company’s financial statements, interviews with management and analysis of the company’s operations and product development, as well as the issuer’s industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer considers the following factors:

  companies with management that has a proven ability to handle rapid growth;
  companies with innovative products or services; and
  companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

3. In the “Subadvisers” section, on page 6, the following paragraph is added for Oppenheimer:

OppenheimerFunds, Inc. (“Oppenheimer”) is subadviser for a portion of the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer manages both open-end and closed-end mutual funds, and is the parent company of several other companies that provide private investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

4. In the “Portfolio Management” section, on page 7, the following paragraph is added for Oppenheimer:

Oppenheimer

Ronald J. Zibelli, Jr., CFA, is responsible for the day-to-day management of Oppenheimer’s portion of the Fund. Mr. Zibelli has been a Vice President of Oppenheimer since May 2006. Prior to that, he was Managing Director and Small Cap Growth Team Leader for six years at Merrill Lynch Investment Managers.

You will receive an Information Statement as required under the Trust’s Manager of Manager’s Exemptive Order with more detailed information about Oppenheimer.

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